NATIXIS FUNDS

Supplement dated July 1, 2012, to the Natixis Funds Statement of Additional Information dated February 1, 2012, the Natixis Funds Statement of Additional Information dated March 30, 2012, the Natixis Funds Statements of Additional Information dated May 1, 2012 and the Natixis Funds Statements of Additional Information dated June 29, 2012, as may be revised or supplemented from time to time, for the following funds:

Absolute Asia Dynamic Equity Fund	Loomis Sayles High Income Fund
AEW Real Estate Fund	Loomis Sayles International Bond Fund
ASG Diversifying Strategies Fund	Loomis Sayles Investment Grade Bond Fund
ASG Global Alternatives Fund	Loomis Sayles Limited Term Government and Agency Fund
ASG Growth Markets Fund	Loomis Sayles Mid Cap Growth Fund
ASG Managed Futures Strategy Fund	Loomis Sayles Multi-Asset Real Return Fund
CGM Advisor Targeted Equity Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund
Gateway Fund	Loomis Sayles Strategic Income Fund
Gateway International Fund	Loomis Sayles Value Fund
Hansberger International Fund	Natixis Diversified Income Fund
Harris Associates Large Cap Value Fund	Natixis Oakmark Global Fund
Loomis Sayles Absolute Strategies Fund	Natixis Oakmark International Fund
Loomis Sayles Capital Income Fund	Natixis U.S. Multi-Cap Equity Fund
Loomis Sayles Core Plus Bond Fund	Vaughan Nelson Select Fund
Loomis Sayles Global Equity and Income Fund	Vaughan Nelson Small Cap Value Fund
Loomis Sayles Growth Fund	Vaughan Nelson Value Opportunity Fund

Effective immediately, Martin T. Meehan has been appointed as an Independent Trustee to the Board of Trustees for the Natixis Funds, Loomis Sayles Funds and Hansberger International Series. Accordingly, the following is hereby added to the table located in the sub-section “Trustees and Officers” within the section “Management of the Trust(s)”:

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Martin T. Meehan (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	46 Director, Lowell Cooperative Bank (commercial bank); Director, Lowell General Hospital (healthcare); formerly, Director, Qteros, Inc. (biofuels); formerly, Trustee, Suffolk University (education);	Experience as Chancellor of the University of Massachusetts Lowell; experience on the board of other business organizations; government experience (including as a member of the U.S. House of Representatives);

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
			formerly, Director, D’Youville Foundation (senior care)	academic experience

Effective immediately, Martin T. Meehan has become a member of the Contract Review and Governance Committee. Accordingly, the list of the members of the Contract Review and Governance Committee in the sub-section “Leadership and Structure of the Board” within the section “Management of the Trust(s)” is hereby replaced with the following:

Contract Review and Governance Committee
Daniel Cain – Chairman
Graham T. Allison, Jr.
Charles D. Baker Martin T. Meehan
Erik R. Sirri
Peter J. Smail

As of December 31, 2011, Mr. Meehan did not own shares of any Fund overseen by the Board of Trustees for the Natixis Funds, Loomis Sayles Funds and Hansberger International Series.